UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-5770

THE CHILE FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. The Chile Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2008 to June 30, 2008

Item 1. Reports to Stockholders.

THE CHILE FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2008
(unaudited)

CH-SAR-0608

LETTER TO SHAREHOLDERS (UNAUDITED)

August 18, 2008

Dear Shareholder:

For the six-month period ended June 30, 2008, the net asset value (NAV) of The Chile Fund, Inc. (the "Fund") decreased by 1.97% versus an decrease of 3.39% for the Morgan Stanley Capital International Chile Index.* The Fund therefore outperformed its benchmark index by 142 basis points. The market price of the Fund's shares lost 25.0% during the period. As a result, the Fund's shares went from a premium to NAV of 17.1% at December 31, 2007, to a discount to NAV of -10.4% as of June 30, 2008.

Market Review: Chile underperformed Latin American equity markets

For the semiannual period ended June 30, 2008, equities in Chile underperformed relative to other Latin American equity markets. Elsewhere in the developed and developing world, however, they outperformed. Consider that the Morgan Stanley Capital International DailyTR Net Emerging Markets Latin America Index had an increase of 9.32% (total return index, net of foreign taxation), while the MSCI Emerging Markets Index (price only) fell by 12.7% and the MSCI World Index (price only) fell by 11.7% during the same time period.

The macro picture in Chile has deteriorated as increased prices for food and energy have driven inflation higher, feeding through into core inflation expectations. As of June, consumer price inflation stood at 8.9% year over year—the highest level since December 1994. The Central Bank has been slow to react to this scenario and only recently began to raise interest rates in response. We believe that the Central Bank is now significantly behind the curve and may have to keep rates higher for an extended period in order to reestablish its credibility with financial markets.

Growth expectations have also disappointed as the recent readings of economic activity trended downward. Estimates for gross domestic product (GDP) growth in 2008 have also fallen to around 4%. Additionally, economic activity has been impacted by several specific issues such as lower production from Codelco, the State-owned copper mining company, due in part to strikes and declining ore grades. The fact that the supply of natural gas from Argentina has almost disappeared has also had a knock-on impact on the chemical industry (methanol in particular). Copper prices remain at historically high levels with government finances and external accounts in very good shape as a result.

The capital markets have settled down since the government's meddling with pension fund system regulation at the end of 2007. However the pension funds have been net sellers during 2008, removing one of the key technical supports from the market.

Strategic Review and Outlook: We are cautious for the near term

Our best investment decision in the first half of the year was to increase our position in SQM (specialty chemicals—10.1% of the Fund as of June 30, 2008) to the maximum permitted under the diversification requirements to which the Fund is subject in order to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended. Unfortunately, we were not able to replicate the benchmark weighting due to these same requirements. Our underweights in DYS (retail—0.7% of the Fund as of June 30, 2008), LAN (airline—2.6% of the Fund as of June 30, 2008), and CTC (telecommunications—0.5% of the Fund as of June 30, 2008) also contributed

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

significantly to relative returns. The overweight positions that contributed the most were our positions in Endesa (16.5% of the Fund as of June 30, 2008), an electricity generator, and CAP (8.7% of the Fund as of June 30, 2008), a steel and iron ore company.

Among the holdings that detracted from performance were our overweight positions in CMPC (9.4% of the Fund as of June 30, 2008) and Copec (15.7% of the Fund as of June 30, 2008), pulp and paper companies. Our overweight in wine maker Concha y Toro (3.4% of the Fund as of June 30, 2008) also detracted from performance.

During the period, we made few major changes in strategy. In general, these changes were mostly stock specific rather than sector specific. For example, we sold our entire positions in La Polar (retail—0% of the Fund as of June 30, 2008) and Corpbanca (commercial bank—0% of the Fund as of June 30, 2008), while we added to our position in Entel (telecommunications services—3.8% of the Fund as of June 30, 2008). Each of these decisions contributed to returns.

Going forward, although we are cautious in the near term as a result of the outlook for inflation and interest rates, we continue to remain constructive on the Chilean market for the longer term —a confidence that is underpinned by a long track record of sound macroeconomic management. In our opinion, valuation levels, relative to the rest of the region, look more attractive now than in recent years. Additionally, relative to other emerging market economies, Chile has long benefited in turbulent times, such as those we are presently experiencing. We anticipate that Chile should perform well in the months ahead.

Respectfully,

Matthew J.K. Hickman Chief Investment Officer **	George Hornig Chief Executive Officer and President ***

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Chile, including the risk of investing in a single-country fund.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

*The Morgan Stanley Capital International DailyTR Net Emerging Markets Chile USD Index is an unmanaged total return index (with no defined investment objective) of Chilean equities that includes reinvestment of dividends (net of taxes), and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

**Matthew J.K. Hickman, Director, is a Portfolio Manager specializing in Latin American equities and has primary responsibility for management of the Fund's assets. He has specialized in Latin American financial markets since 1987. He joined Credit Suisse in 2003 from Compass Group Investment Advisors, where he was General Manager of the private wealth management division based in Santiago, Chile. For much of his career, he worked as a sell-side equity analyst at various investment banks, focusing on Latin American telecommunications companies and several Latin American country markets. Prior to this, he worked at Rothschild Asset Management where he was a member of the management team for the Five Arrows Chile Fund. Mr. Hickman holds a BA in Modern Languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French. He is also the Chief Investment Officer of The Latin America Equity Fund, Inc.

***George Hornig is a Managing Director of Credit Suisse. He is the Chief Operating Officer of Alternative Investments and Chairman of the Asset Management Americas Operating Committee. Mr. Hornig has been associated with Credit Suisse since 1999.

THE CHILE FUND, INC.

PORTFOLIO SUMMARY
JUNE 30, 2008 (UNAUDITED)

SECTOR ALLOCATION

TOP 10 HOLDINGS, BY ISSUER

	Holdings	Sector	Percent of Net Assets
1.	Empresa Nacional de Electricidad S.A.	Independent Power Producers & Energy Traders	16.5
2.	Empresas Copec S.A.	Industrial Conglomerates	15.7
3.	Sociedad Química y Minera de Chile S.A.	Chemicals	10.1
4.	Empresas CMPC S.A.	Paper & Forest Products	9.4
5.	CAP S.A.	Metals & Mining	8.7
6.	Enersis S.A.	Electric Utilities	6.4
7.	Cencosud S.A.	Food & Staples Retailing	4.8
8.	Banco Santander Chile S.A.	Commercial Banks	4.3
9.	Empresa Nacional de Telecomunicaciones S.A.	Diversified Telecommunication	3.8
10.	Viña Concha y Toro S.A.	Beverages	3.4

THE CHILE FUND, INC.

AVERAGE ANNUAL RETURNS
JUNE 30, 2008 (UNAUDITED)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(3.79)%	18.43%	26.04%	13.03%
Market Value	(18.19)%	19.74%	28.30%	14.29%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-293-1232.

The annualized gross and net expense ratios are 2.01%.

THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS
JUNE 30, 2008 (UNAUDITED)

Description	No. of Shares	Value
EQUITY SECURITIES-100.51%
AIRLINES-2.56%
Lan Airlines S.A.	475,000	$4,786,507
BEVERAGES-4.63%
Coca-Cola Embonor S.A., Class A	1,360,000	1,354,967
Compañía Cervecerías Unidas S.A.	150,000	880,160
Embotelladora Andina S.A., PNA	1,397	3,314
Viña Concha y Toro S.A.	3,730,000	6,427,251
		8,665,692
BUILDING PRODUCTS-0.16%
Cerámicas Cordillera S.A.†	67,165	298,256
CHEMICALS-10.09%
Sociedad Química y Minera de Chile S.A., Class B	260,728	11,973,845
Sociedad Química y Minera de Chile S.A., Class B, ADR	147,950	6,894,470
		18,868,315
COMMERCIAL BANKS-6.21%
Banco de Crédito e Inversiones	131,956	3,530,847
Banco Santander Chile S.A.	198,886,987	8,080,786
		11,611,633
DIVERSIFIED FINANCIAL SERVICES-0.64%
Invercap S.A.	80,000	1,202,391
DIVERSIFIED TELECOMMUNICATION-4.26%
Compañía de Telecomunicaciones de Chile S.A., Class A	528,108	779,710
Compañía de Telecomunicaciones de Chile S.A., Class A, ADR	23,760	136,858
Empresa Nacional de Telecomunicaciones S.A.	530,490	7,047,025
		7,963,593

Description	No. of Shares	Value
ELECTRIC UTILITIES-7.10%
Almendral S.A.	14,086,725	$1,323,262
Enersis S.A.	34,000,000	10,517,127
Enersis S.A., ADR	93,200	1,452,056
		13,292,445
FOOD & STAPLES RETAILING-5.54%
Cencosud S.A.	3,020,000	9,010,426
Distribucion y Servicio S.A.	3,850,000	1,357,491
		10,367,917
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-19.91%
Empresa Nacional de Electricidad S.A.	21,068,000	30,341,598
Empresa Nacional de Electricidad S.A., ADR	12,500	534,500
Gener S.A.	18,037,931	6,366,590
		37,242,688
INDUSTRIAL CONGLOMERATES-15.65%
Empresas Copec S.A.	2,338,185	29,285,551
MARINE TRANSPORTATION-0.09%
Compañía SudAmericana de Vapores S.A.†	124,008	172,969
METALS & MINING-8.66%
CAP S.A.	355,500	16,193,313
MULTILINE RETAIL-3.42%
Ripley Corp S.A.	285,661	219,552
S.A.C.I. Falabella, S.A.	1,468,324	6,183,150
		6,402,702
OIL, GAS & CONSUMABLE FUELS-0.13%
Geopark Holdings Ltd.†	30,209	235,071
PAPER & FOREST PRODUCTS-9.41%
Empresas CMPC S.A.	580,000	17,610,779

See accompanying notes to financial statements.

THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

Description	No. of Shares	Value
WATER UTILITIES-2.05%
Inversiones Aguas Metropolitanas S.A.	3,740,000	$3,831,912
TOTAL EQUITY SECURITIES (Cost $95,862,621)		188,031,734
	Principal Amount (000's)
SHORT-TERM INVESTMENT-0.01%
GRAND CAYMAN-0.01%
Brown Brothers Harriman & Co., overnight deposit, 1.36%, 7/1/08 (Cost $22,000)	$22	22,000
TOTAL INVESTMENTS-100.52% (Cost $95,884,621)		188,053,734
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-(0.52)%		(972,764)
NET ASSETS-100.00%		$187,080,970

†  Non-income producing security.

ADR  American Depositary Receipts.

PNA  Preferred Shares, Series A.

See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008 (UNAUDITED)

ASSETS
Investments, at value (Cost $95,884,621) (Notes B,E,G)	$188,053,734
Cash	1,688
Receivables:
Investments sold	1,900,424
Dividends	164,962
Prepaid expenses	4,639
Total Assets	190,125,447
LIABILITIES
Payables:
Due to custodian	911,134
Investments purchased	792,588
Investment advisory fees (Note C)	539,653
Administration fees (Note C)	55,539
Directors' fees	38,918
Other accrued fees	188,353
Chilean taxes (Note B)	518,292
Total Liabilities	3,044,477
NET ASSETS (applicable to 10,164,551 shares of common stock outstanding) (Note D)	$187,080,970
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 10,164,551 shares issued and outstanding (100,000,000 shares authorized)	$10,165
Paid-in capital	81,443,934
Undistributed net investment income	1,947,985
Accumulated net realized gain on investments and foreign currency related transactions	11,591,281
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	92,087,605
Net assets applicable to shares outstanding	$187,080,970
NET ASSET VALUE PER SHARE ($187,080,970 ÷ 10,164,551)	$18.41
MARKET PRICE PER SHARE	$16.50

See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME
Income (Note B):
Dividends	$3,951,048
Interest	4,925
Less: Foreign taxes withheld	(26,145)
Total Investment Income	3,929,828
Expenses:
Investment advisory fees (Note C)	1,064,726
Custodian fees	159,847
Administration fees (Note C)	110,219
Directors' fees	52,387
Accounting fees	32,769
Audit and tax fees	24,878
Printing (Note C)	23,935
Legal fees	15,909
Shareholder servicing fees	9,976
Insurance	2,517
Stock exchange listing fees	1,063
Miscellaneous	5,012
Chilean taxes (Note B)	478,605
Total Expenses	1,981,843
Net Investment Income	1,947,985
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain from:
Investments	9,548,544
Foreign currency related transactions	92,827
Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies (includes $65,804 of Chilean repatriation taxes on unrealized gains) (Note B)	(15,362,689)
Net realized and unrealized loss on investments and foreign currency related transactions	(5,721,318)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,773,333)

See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2008 (unaudited)	For the Year Ended December 31, 2007
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,947,985	$1,143,616
Net realized gain on investments and foreign currency related transactions	9,641,371	22,569,104
Net change in unrealized appreciation (depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies	(15,362,689)	16,506,874
Net increase/(decrease) in net assets resulting from operations	(3,773,333)	40,219,594
Dividends and distributions to shareholders:
Net investment income	—	(1,245,943)
Net realized gain on investments	—	(24,205,272)
Total dividends and distributions to shareholders	—	(25,451,215)
Capital share transactions:
Issuance of 24,625 and 0 shares respectively from reinvestment of dividends	406,067	—
Total increase/(decrease) in net assets	(3,367,266)	14,768,379
NET ASSETS
Beginning of period	190,448,236	175,679,857
End of period	$187,080,970 *	$190,448,236

*  Includes undistributed net investment income of $1,947,985.

See accompanying notes to financial statements.

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THE CHILE FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Six Months Ended June 30, 2008
	(unaudited)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$18.78
Net investment income/(loss)	0.19
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(0.56)
Net increase/(decrease) in net assets resulting from operations	(0.37)
Dividends and distributions to shareholders:
Net investment income	—
Net realized gain on investments and foreign currency related transactions	—
Total dividends and distributions to shareholders	—
Anti-dilutive impact due to capital shares tendered or repurchased	—
Net asset value, end of period	$18.41
Market value, end of period	$16.50
Total investment return (a)	(25.00)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$187,081
Ratio of expenses to average net assets (b)	2.01	%(c)
Ratio of expenses to average net assets, excluding taxes	1.52	%(c)
Ratio of net investment income/(loss) to average net assets	2.46	%(c)
Portfolio turnover rate	9.36%

*  Based on actual shares outstanding on February 4, 2002 (prior to the tender offer) and December 31, 2002.

†  Based on average shares outstanding.

‡  Includes a $0.08 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios include the effect of Chilean taxes.

(c)  Annualized.

(d)  Ratio includes the effect of a reversal of Chilean tax accrual; excluding the reversal, the ratio would have been 0.18%.

See accompanying notes to financial statements.

	For the Years Ended December 31,
	2007	2006	2005	2004	2003	2002		2001	2000	1999	1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.33	$14.16	$15.68	$14.48	$8.39	$9.93		$11.43	$15.22	$12.59	$21.61
Net investment income/(loss)	0.11 †	0.01	0.11	0.16	0.07	0.09	*	0.21	(0.06)†	0.09	0.38
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	3.85	4.28	2.71	3.27	6.47	(1.70)		(0.70)	(3.36)	3.19	(6.88)‡
Net increase/(decrease) in net assets resulting from operations	3.96	4.29	2.82	3.43	6.54	(1.61)		(0.49)	(3.42)	3.28	(6.50)
Dividends and distributions to shareholders:
Net investment income	(0.12)	(0.03)	(0.07)	(0.47)	(0.08)	(0.09)		(0.15)	(0.01)	(0.07)	(0.32)
Net realized gain on investments and foreign currency related transactions	(2.39)	(1.09)	(4.27)	(1.76)	(0.37)	—		(0.86)	(0.58)	(0.58)	(2.20)
Total dividends and distributions to shareholders	(2.51)	(1.12)	(4.34)	(2.23)	(0.45)	(0.09)		(1.01)	(0.59)	(0.65)	(2.52)
Anti-dilutive impact due to capital shares tendered or repurchased	—	—	—	—	—	0.16		—	0.22	—	—
Net asset value, end of period	$18.78	$17.33	$14.16	$15.68	$14.48	$8.39		$9.93	$11.43	$15.22	$12.59
Market value, end of period	$22.00	$16.92	$17.65	$13.99	$14.10	$7.25		$8.43	$8.438	$11.250	$9.063
Total investment return (a)	49.56%	2.35%	57.74%	14.93%	100.72%	(12.93)%		13.18%	(20.04)%	31.45%	(33.00)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$190,448	$175,680	$143,603	$158,983	$146,839	$85,082		$134,289	$154,473	$218,027	$180,357
Ratio of expenses to average net assets (b)	1.79%	2.14%	1.82%	1.85%	1.74%	1.11%		2.71%	2.98%	2.16%	—
Ratio of expenses to average net assets, excluding taxes	1.56%	1.91%	1.57%	1.62%	1.74%	2.01%		1.54%	1.73%	1.64%	1.62%
Ratio of net investment income/(loss) to average net assets	0.55%	0.05%	0.69%	1.12%	0.65%	1.28	%(d)	1.91%	(0.45)%	0.61%	2.29%
Portfolio turnover rate	23.29%	19.95%	37.48%	35.54%	31.94%	31.94%		29.81%	24.25%	12.01%	5.39%

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008 (UNAUDITED)

NOTE A. ORGANIZATION

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1—quoted prices in active markets for identical investments

• Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$188,031,734	$—
Level 2—Other Significant Observable Inputs	22,000	—
Level 3—Significant Unobservable Inputs	—	—
Total	$188,053,734	$—

* Other financial instruments include futures, forwards and swap contracts.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

The Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2008, the Fund incurred $478,605 of such expense.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48 or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. The Fund has reviewed its' current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Other: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently,

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund, subject to local investment limitations, may invest up to 20% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million and 1.10% of amounts in excess of $100 million. For the six months ended June 30, 2008, Credit Suisse earned $1,064,726 for advisory services. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2008, Credit Suisse was reimbursed $2,500 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's Chilean sub-adviser. Celfin receives as compensation for its sub-advisory services, an annual fee, out of the advisory fee payable to Credit Suisse, calculated weekly and paid quarterly, equal to 0.20% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2008, these sub-advisory fees amounted to $186,806.

For the six months ended June 30, 2008, Celfin earned approximately $23,178 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended June 30, 2008, BSFM earned $59,341 for administrative services. Effective August 1, 2008, BSFM no longer serves as the Fund's administrator, and was replaced by Brown Brothers Harriman & Co.

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid a fee, out of the advisory fee payable to Credit Suisse, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower). In addition, AFCE receives a supplemental administration fee, an annual reimbursement of out-of-pocket expenses and an accounting fee. For the six months ended June 30, 2008, the administration fees, supplemental administration fees and accounting fees amounted to $46,702, $48,378 and $5,585, respectively.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2008, Merrill was paid $3,026 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. Beginning in 2008, the Independent Directors can elect to receive up to 100% of their annual retainer in shares of the Fund. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 10,164,551 shares outstanding at June 30, 2008, Credit Suisse owned 14,615 shares.

NOTE E. INVESTMENT IN SECURITIES

For the six months ended June 30, 2008, purchases and sales of securities, other than short-term investments, were $18,800,790 and $34,052,272, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. Effective June 2008, Deutsche Bank A.G. no longer serves as administrator and syndication agent to the credit facility. During the six months ended June 30, 2008, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

At June 30, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $95,884,621, $95,737,984, $(3,568,871) and $92,169,113, respectively.

NOTE H. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE I. RECENT ACCOUNTING PRONOUNCMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 10, 2008, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To elect two directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
James C. Cattano (Class III)	6,663,155	34,320
Steven N. Rappaport (Class III)	6,623,860	73,615

In addition to the directors elected at the Meeting, Enrique R. Arzac, Lawrence J. Fox and Martin M. Torino continued to serve as directors of the Fund. Subsequent to the Meeting, Lawrence D. Haber resigned as a Director of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

• Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

• Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse sponsored and advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This notice is dated as of May 14, 2008.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

  •  By calling 1-800-293-1232;

  •  On the Fund's website, www.credit-suisse.com/us

  •  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The Chile Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)

(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	The Chile Fund, Inc.

c/o Computershare

P.O. Box 43078

Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX: ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Steven N. Rappaport	Director

Martin M. Torino	Director

George Hornig	Chief Executive Officer and President

Matthew J.K. Hickman	Chief Investment Officer

J. Kevin Gao	Chief Legal Officer, Senior Vice President and Secretary

Emidio Morizio	Chief Compliance Officer

Michael A. Pignataro	Chief Financial Officer

Cecilia Chau	Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

INVESTMENT SUB-ADVISER

Celfin Capital Servicios Financieros S.A.

Apoquindo 3721, Piso 19

Santiago, Chile

ADMINISTRATOR AND CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CH-SAR-0608

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 3, 2008.

Item 11. Controls and Procedures.

(a)           As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Not applicable.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHILE FUND, INC.

/s/George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: September 4, 2008

/s/Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: September 4, 2008